==================================================================================

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report
April 18, 2003

TEXEN OIL & GAS, INC.
(Exact name of registrant as specified in its charter)

Nevada
(State or other jurisdiction of incorporation)

000-33193	88-0435904
(Commission File No.)	(IRS Employer ID)

10603 Grant Road
Suite 209
Houston, Texas 77070
(Address of principal executive offices and Zip Code)

(832) 237-6053
(Registrant's telephone number, including area code)

==================================================================================

ITEM 5. OTHER EVENTS

1. The Company's subsidiary corporation, Texas Brookshire Partners, Inc. ("Farmor") entered into two farmout agreements with Texas Energy Exploration II, LLC. ("Farmee") dated March 31, 2003, wherein Farmee agreed to commence drilling or reworking operations within 45 days from the foregoing date on 11 acres of land and 15 acres of land located in Waller County, Texas. Under the terms of the farmouts, if Farmee is successful in its operations, it will have earned from Farmor an assignment of all of Farmor's right, title and interest in and to a 2 acre square around those wells drilled on the Farmout Acreage, with a depth limitation of 100' below the deepest producing well. Said assignment will reserve to Farmor an overriding royalty of 12.5% of 8/8ths, proportionately reduced in the event leases covering the Farmout Acreage cover less than 100% of the mineral estate hereunder, of all oil and/or gas produced and saved from the Farmout Acreage until payout. After payout of the initial test well, Farmor's retained overriding royalty interest will immediately increase to 20% of 8/8ths of all oil and/or gas produced and saved from the Farmout Acreage, same to be proportionately reduced in the event the leases covering the Farmout Acreage cover less than 100% of the mineral estate thereunder. For purposes of this Agreement, payout is defined as the day following the day when the value of net production from the initial test well (total production after deducting the Lessor's royalty and all presently existing, outstanding overriding royalty which is herein represented to be as of the date of this agreement no more than Thirty Percent (30%) between Lessor's royalty and other burdened overriding royalty of record), including any applicable production or severance taxes, shall equal the actual cost of drilling, testing, completing, equipping and operating the initial test well, including title opinions, paid by Farmee, to develop said acreage as a prudent operator. In the event that a portion of Farmors title fails, the overriding Royalty described herein, shall be reduced proportionally. Should the initial test well drilled on the farmout acreage result in a dry hole or be incapable of "Commercial Production", Farmee agrees to promptly plug and abandon such well according to the rules and regulations of the Railroad Commission of Texas. "Commercial Production" is herein defined as production revenue generated from the initial test well being greater then operating expenses on a month by month basis.

2. The Company's subsidiary corporation, Texas Gohlke Partners, Inc. ("Farmor") entered into one farmout agreement with Estrella Drilling Fund L.P. ("Farmee") dated March 1, 2003, wherein Farmee agreed to commence drilling or reworking operations within 60 days from the foregoing date on certain acreage located in Victoria and Dewitt counties, Texas. Under the terms of the farmout, in the event of commercially successful operations by Farmee, it will have earned from Farmor the right to an assignment of all of Farmor's right, title and interest in and to the Farmout Acreage subject to a depth limitation of 100 feet below the deepest producing formation. Said assignment shall deliver to Farmee a Seventy Percent (70%) net revenue interest in and to the Farmout Acreage. Upon payout of the Initial Test Well, its Substitute, or any Subsequent Well(s), Farmor shall revert to a Twenty-Five Percent (25%) working interest owner in the well with no additional burdens or encumbrances being placed on Farmor's reversionary interest after payout by the Farmee. "Payout", for purposes of this Agreement, shall be defined as that point in time where the cumulative amount of production revenue attributable to Farmee's working interest in the Initial Test Well, its Substitute, or any Subsequent Well(s) drilled on the Farmout Acreage, after deducting Lessor's royalty; all existing overriding royalty and other burdens of record; production, severance and any other taxes, shall equal one hundred percent (100%) of the total cost of the drilling, completing, equipping, operating and producing of the Initial Test Well, its Substitute, or any Subsequent Well(s), including title opinions, consulting fees, or other expenses paid by the Farmee to develop the Farmout Acreage as a prudent operator. Once payout is achieved on a well by well basis, Farmor shall be responsible for their proportionate costs which may be associated with the operation or reworking of the well(s) as to the reversionary interest defined herein. Should the Initial Test Well, its Substitute, or any Subsequent Well(s) drilled on the Farmout Acreage result in a dry hole or be incapable of commercial production, Farmee agrees to promptly plug and abandon such well according to the rules and regulations of the Railroad Commission of Texas.

3. The Company ("Farmor") entered into one farmout agreement with Estrella Drilling Fund L.P. ("Farmee") dated March 1, 2003, wherein Farmee agreed to commence drilling or reworking operations within 60 days from the foregoing date on certain acreage located in Calhoun County, Texas. Under the terms of the farmout, in the event of commercially successful operations by Farmee, it will have earned from Farmor the right to an assignment of all of Farmor's right, title and interest in and to the Farmout Acreage subject to a depth limitation of 100 feet below the deepest producing formation. Said assignment shall deliver to Farmee a Seventy Percent (70%) net revenue interest in and to the Farmout Acreage. Upon payout of the Initial Test Well, its Substitute, or any Subsequent Well(s), Farmor shall revert to a Twenty-Five Percent (25%) working interest owner in the well with no additional burdens or encumbrances being placed on Farmor's reversionary interest after payout by the Farmee. "Payout", for purposes of this Agreement, shall be defined as that point in time where the cumulative amount of production revenue attributable to Farmee's working interest in the Initial Test Well, its Substitute, or any Subsequent Well(s) drilled on the Farmout Acreage, after deducting Lessor's royalty; all existing overriding royalty and other burdens of record; production, severance and any other taxes, shall equal one hundred percent (100%) of the total cost of the drilling, completing, equipping, operating and producing of the Initial Test Well, its Substitute, or any Subsequent Well(s), including title opinions, consulting fees, or other expenses paid by the Farmee to develop the Farmout Acreage as a prudent operator. Once payout is achieved on a well by well basis, Farmor shall be responsible for their proportionate costs which may be associated with the operation or reworking of the well(s) as to the reversionary interest defined herein. Should the Initial Test Well, its Substitute, or any Subsequent Well(s) drilled on the Farmout Acreage result in a dry hole or be incapable of commercial production, Farmee agrees to promptly plug and abandon such well according to the rules and regulations of the Railroad Commission of Texas.

4. On February 25, 2003, the Company entered into a consulting agreement with Westport Strategic Partners, Inc. wherein Westport agreed to provide services related to research, shareholder relations, public relations, and stock analysis, among others. The term of the agreement is three months from the date aforesaid and may be renewed by the parties. The consideration for the agreement is $3,500 per month.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS
Exhibit No.	Description
10.1	Farmout Agreement between Texas Brookshire Partners, Inc. and Texas Energy Exploration II, LLC.
10.2	Farmout Agreement between Texas Brookshire Partners, Inc. and Texas Energy Exploration II, LLC.
10.3	Farmout Agreement between Texas Gohlke Partners, Inc. and Estrella Drilling Fund, L.P.
10.4	Farmount Agreement between Texan Oil & Gas, Inc. and Estrella Drilling Fund, L.P.
10.5	Consulting Agreement between Texen Oil & Gas, Inc. Westport Strategic Partners, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DATED: April 18, 2003.

TEXEN OIL & GAS, INC.
BY: /s/ Robert M. Baker
Robert M. Baker, President and Chief Executive Officer and Chief Financial Officer